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                                                                   Exhibit 23.01


                         CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 12, 2003 relating to the financial statements and financial statement schedule which appear in the Calton, Inc. Annual Report on Form 10-K for the fiscal year ended November 30, 2002.





                                           /s/ AIDMAN, PISER & COMPANY, P.A.


Tampa, Florida
August 22, 2003